Exhibit 10.17
November 26, 2007
Mr. Jack Hunter
C/0 Peninsula Group
Place des Philosophes 10
Geneva, Switzerland 1205

Reference:	Intellectual Property License Agreement dated 30th April, 2007 by and between SureCast Media (“SureCast”) and Espre Solutions Inc. (“Espre”), the “Agreement”
Dear Mr Hunter:
This will confirm that SureCast and Espre have agreed to the following:
1.	Espre will waive its entitlement to the payment of $450,000 due from SureCast pursuant to paragraph 2.4.1.2 of the Agreement

2.	SureCast will waive its Put Option rights pursuant to paragraph 2.5 of the Agreement
It is further agreed that SureCast will pay Espre $50,000 for the delivery of two websites, one Christian focused and the other Hollywood movies focused including demonstrable content for each.

Yours truly,

/s/ Peter Leighton
Acknowledged and agreed:

SureCast Media

/s/ John W. Hunter

Signed

John W. Hunter

Name

US Rep for SureCast

Title

12/20/07

Date
Peter Leighton
President
Espre Solutions Inc.
5700 West Plano Parkway, Suite 2600
Plano, Texas 75093